SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 3, 2011

TAMM OIL AND GAS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-137174	98-0377767
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1120, 833 - 4th Ave SW, Calgary, AB, Canada	T2P 3T5
(Address of principal executive offices)	(Zip Code)

(403) 513-2663
(Registrant’s telephone number, including area code)

N/A
(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Company announced that Mr. Wictor Musial has submitted his resignation from the Company’s Board of Directors effective March 2, 2011. The Board wishes to thank Mr. Musial for his years of invaluable service to the Company.

The Company announces the appointment of Mr. Guido Hilekes to the Board of Directors of TAMM Oil and Gas Corp effective March 3, 2011.
Mr. Hilekes has been a long term private equity advisor to several start-up companies. Currently, Mr. Hilekes sits on the Boards of Directors of various Swiss equity financed companies. He holds an MBA in International Business Studies from Thunderbird, School of Global Management in Arizona.

 Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)       Shell company transactions.

Not applicable

(d) Exhibits - none

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMM OIL AND GAS CORP.

Dated: March 3, 2011	By:	/s/ William Tighe
William S Tighe - Chairman